P.O.  Box  1964
                                             Yellowknife,  N.W.T.,  X1A  2P5
                                             Tel:  (867)  873-1604


                      V. Emery Drilling & Exploration Ltd.

                                DRILLING PROPOSAL

Property:      JEN  Mineral Claims, Prelude Lake area, Northwest Territories
---------

Owner:         LaSalle  Resources,  Inc.
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Description  and  Terms:
------------------------

               Drilling - 3 holes to depth (maximum of 300 feet per hole) at US $20/ foot (includes (2) men, bits, rods, fuel); Mobilization (trucking drill to and from Yellowknife; Helicopter support, if needed; transportation from Yellowknife to site) - US$18,000

               Analysis  -  US$3,500

               Supervision/Reporting  -  US  $1,500

               Contingency  -  US  $  2,500

               Total  -  US  $  25,500

Payment:       50%  upon  commencement and balance upon completion. (drilling
--------       to  be  completed  on  or  before  October  31,  2002)


Acceptance:    The  above  terms  are  hereby  agreed  to.
-----------

               V.  Emery Drilling & Exploration Ltd.     LaSalle Resources, Inc.
               Per:                              Per:
               /s/ Vernon A. Emery                /s/  Grayson Hand
               ------------------------           --------------------
               Vernon  A.  Emery,  Pres.          Grayson Hand, Pres.